              Registration Nos. 002-65539/811-2958

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

     Post-Effective Amendment No. 71                             /X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

     Amendment No. 56                                            /X/

                      Fiscal Year Ended December 31, 1997
                      -----------------------------------

                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                    ---------------------------------------
                Exact Name of Registrant as Specified in Charter

       100 East Pratt Street, Baltimore, Maryland                   21202
       ------------------------------------------                   -----
                Address of Principal Executive Offices Zip Code

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

 Approximate Date of Proposed Public Offering                      May 1, 1998
                                                                   -----------

     It is proposed that this filing will become effective (check appropriate box):

     / /      immediately upon filing pursuant to paragraph (b)
     /X/      on May 1, 1998, pursuant to paragraph (b)
     / /      60 days after filing pursuant to paragraph (a)(i)
     / /      on (date) pursuant to paragraph (a)(i)
     / /      75 days after filing pursuant to paragraph (a)(ii)
     / /      on (date) pursuant to paragraph (a)(ii) of Rule 485

     If appropriate, check the following box:

     / /
             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: COMMON STOCK

SUBJECT TO COMPLETION

     Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The Registration Statement of the T. Rowe Price International Funds, Inc. (the "REGISTRANT") on Form N-1A (File No. 811-2958) is hereby amended under the Securities Act of 1933 to update the Registrant's financial statements, make other changes in the Registrant's Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirements of Rule 8b-16 under the Investment Company Act of 1940.

     This Amendment consists of the following:

     Cross Reference Sheet
     Part A of Form N-1A, Revised Prospectus
     Part B of Form N-1A, Statement of Additional Information
     Part C of Form N-1A, Other Information

CROSS REFERENCE SHEET

N-1A ITEM NO.                           LOCATION

                                   PART A

Item 1.   Cover Page                    Cover Page
Item 2.   Synopsis                      Transaction and Fund Expenses
Item 3.   Condensed Financial           Financial Highlights
          Information
Item 4.   General Description of        Transaction and Fund Expenses; Fund,
          Registrant                    Market, and Risk Characteristics: What
                                        to Expect; Understanding Fund
                                        Performance; Organization and
                                        Management; Investment Policies and
                                        Practices; Types of Management
                                        Practices

Item 5.   Management of the Fund        Transaction and Fund Expenses;
                                        Organization and Management
Item 6.   Capital Stock and Other       Useful Information on Distributions and
          Securities                    Taxes; Organization and Management

Item 7.   Purchase of Securities Being  Pricing Shares and Receiving Sale
          Offered                       Proceeds; Transaction Procedures and
                                        Special Requirements; Account
                                        Requirements and Transaction
                                        Information; Shareholder Services

Item 8.   Redemption or Repurchase      Pricing Shares and Receiving Sale
                                        Proceeds; Transaction Procedures and
                                        Special Requirements; Exchanging and
                                        Redeeming Shares; Shareholder Services


Item 9.   Pending Legal Proceedings     +

                                   PART B

Item 10.  Cover Page                    Cover Page
Item 11.  Table of Contents             Table of Contents
Item 12.  General Information and       +
          History
Item 13.  Investment Objectives and     Investment Objectives and Policies;
          Policies                      Risk Factors; Investment Program;
                                        Investment Restrictions; Investment
                                        Program
Item 14.  Management of the Registrant  Management of Funds

Item 15.  Control Persons and           Principal Holders of Securities
          Principal Holders of
          Securities
Item 16.  Investment Advisory and       Investment Management Services;
          Other Services                Custodian; Independent Accountants;
                                        Legal Counsel
Item 17.  Brokerage Allocation          Portfolio Transactions; Code of Ethics

Item 18.  Capital Stock and Other       Dividends and Distributions; Capital
          Securities                    Stock
Item 19.  Purchase, Redemption and      Pricing of Securities; Net Asset Value
          Pricing of Securities Being   Per Share; Redemptions in Kind; Federal
          Offered                       Registration of Shares

Item 20.  Tax Status                    Tax Status
Item 21.  Underwriters                  Distributor for the Fund
Item 22.  Calculation of Yield          +
          Quotations of Money Market
          Funds
Item 23.  Financial Statements          Incorporated by Reference from Annual
                                        Report

                                     PART C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
___________________________________
+    Not applicable or negative answer

 PROSPECTUS

May 1, 1998
Foreign Bond Funds

 A choice of worldwide income funds for investors seeking various combinations of high current income, capital appreciation, and diversification from foreign and U.S. fixed income securities.

 (T. ROWE PRICE RAM LOGO)
 T.   Rowe Price

FACTS AT A GLANCE
Foreign Bond Funds


Investment Goals
High current income and capital appreciation from investments in fixed income securities throughout the world. As with any mutual fund, there is no guarantee these funds will achieve their goals.


Strategy

Global Bond Fund Invests primarily in high-quality foreign and U.S. government bonds.

International Bond Fund Invests outside the U.S. primarily in a diversified portfolio of nondollar-denominated government and corporate bonds with high-quality credit ratings.

Emerging Markets Bond Fund Invests primarily in high-yielding and high-risk government and corporate debt securities of less-developed countries.


Risk/Reward

Because emerging market bonds carry a much greater risk of default and price decline than higher-rated bonds of developed countries, Emerging Markets Bond Fund represents the highest level of potential risk and reward among the three funds. Because of its greater exposure to foreign currency fluctuations, International Bond Fund will likely have greater risk/reward potential than Global Bond Fund.

Each fund's share price will fluctuate with changing economic, market, and currency exchange conditions. Before investing, you should consider the greater risks explained in detail in the "Risk Factors" section.


Investor Profile
Those seeking high current income and capital appreciation, as well as greater diversification for their fixed income investments, who can accept the volatility and special risks inherent in international investing. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges

100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.


Investment Manager

Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1997, Price-Fleming managed $30 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires.

CONTENTS
1

ABOUT THE FUNDS
Transaction and Fund Expenses 2
Financial Highlights 4
Fund, Market, and Risk Characteristics 6
2

ABOUT YOUR ACCOUNT
Pricing Shares and Receiving Sale Proceeds 13
Distributions and Taxes 14
Transaction Procedures and Special Requirements 17
3

MORE ABOUT THE FUNDS
Organization and Management 20
Understanding Performance Information 23
Investment Policies and Practices 25
4

INVESTING WITH T. ROWE PRICE
Account Requirements and Transaction Information 36
Opening a New Account 36
Purchasing Additional Shares 38
Exchanging and Redeeming 38
Rights Reserved by the Funds 40
Shareholder Services 40
Discount Brokerage  42
Investment Information 43
T. Rowe PriceInternationalFunds, Inc.
Prospectus


May 1, 1998

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated May 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risks, including possible loss of the principal amount invested.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses provides an estimate of how much it will cost to operate each fund for a year, based on 1997 fiscal year expenses (and any expense limitations shown in Table 3). These are costs you pay indirectly, because they are deducted from the funds' total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

   The main types of expenses, which all mutual funds may charge against fund assets, are:

  . A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises both a group fee, 0.32% as of December 31, 1997, and an individual fund fee, as follows: Global Bond and International Bond Funds 0.35%; and Emerging Markets Bond Fund 0.45%. Because the investment programs of the funds are more costly to implement and maintain, their management fees are higher than those paid by most U.S. investment companies.

  . "Other" administrative expenses Expenses arising primarily from the servicing of shareholder accounts, such as providing statements and reports and disbursing dividends, as well as providing custodial services. For the year ended December 31, 1997, the funds paid the fees shown in Table 6 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services; to T. Rowe Price Retirement Plan Services, Inc., for recordkeeping services for certain retirement plans; and to T. Rowe Price for accounting services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders.
   T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

ABOUT THE FUNDS                               3


 Table 1 Transaction and Fund Expenses

                                     Shareholder
                                     Transaction Expenses    Global Bond  International  Emerging Markets
                                                                          Bond           Bond
                                                             -----------------------------------------------
                                     Sales charge "load" on  None         None           None
                                     purchases
                                                             -----------------------------------------------
                                     Sales charge "load" on
                                     reinvested              None         None           None
                                     distributions
                                                             -----------------------------------------------
                                     Redemption fees         None         None           None
                                                             -----------------------------------------------
                                     Exchange fees           None         None           None
                                     Annual Fund Expenses    Percentage of Fiscal 1997 Average Net Assets
                                     (after reduction)/ab/
                                     Management fee          0.19%        0.68%          0.43%
                                                             -----------------------------------------------
                                     Marketing fees (12b-1)  None         None           None
                                                             -----------------------------------------------
                                     Total other
                                     (shareholder
                                     servicing, custodial,   0.81%        0.18%          0.82%
                                     auditing, etc.)
                                                             -----------------------------------------------
                                     Total fund expenses     1.00%        0.86%          1.25%
-----------------------------------------------------------------------------------------------------------------





 /a/Had Price-Fleming not agreed to waive management fees and bear certain expenses in accordance with expense limitation agreements, fees for the following funds would have been higher: the Global Bond Fund's management fee and total expense ratio would have been 0.53% and 1.34%, respectively; and the Emerging Markets Bond Fund's management fee, other expenses, and total expense ratio would have been 0.60%, 0.82%, and 1.42%, respectively.

 /b/
  Organization expenses will be charged to the fund for a period not to exceed 60 months.

Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2 Hypothetical Fund Expenses
                                                      Fund                    1 year     3 years    5 years    10 years
                                                      Global Bond            $10       $32        $55        $122
                                                                             --------------------------------------------
                                                      International Bond       9        27         48         106
                                                                             --------------------------------------------
                                                      Emerging Markets Bond   13        40         69         151
------------------------------------------------------------------------------------------------------------------------------



  . Table 2 is just an example; actual expenses can be higher or lower than those shown.

   Table 3 sets forth expense ratio limitations and the periods for which they are effective. For each, Price-Fleming has agreed to waive management fees and bear certain expenses which would cause the funds' ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by

T. ROWE PRICE                                 4
   Price-Fleming are subject to reimbursement by the funds through the indicated reimbursement date, but no reimbursement will be made if it would result in the funds' expense ratio exceeding its specified limit. Any amounts reimbursed will have the effect of increasing fees otherwise paid by a fund.


 Table 3 Expense Ratio Limitations
                                                                                               Expense Ratio           Reimbursement
                                                                            Limitation Period  Limitation              Date
Global Bond/a/                                                              1/1/98-12/31/98    1.00%                   12/31/00
                                                                            --------------------------------------------------------
Emerging Markets Bond/b/                                                    1/1/97-12/31/98    1.25%                   12/31/00
------------------------------------------------------------------------------------------------------------------------------------




 /a/
  The Global Bond Fund previously operated under a 1.20% limitation that expired December 31, 1996. The reimbursement period for this limitation extends through December 31, 1998. Effective January 1, 1997, through December 31, 1997, the fund operated under a 1.20% expense limitation. The reimbursement period for this limitation extends through December 31, 2000.

 /b/
  Emerging Markets Bond Fund previously operated under a 1.25% limitation that expired December 31, 1996. The reimbursement period for this limitation extends through December 31, 1998.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 4, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements which are included in its annual report, and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by the funds' independent accountants.

ABOUT THE FUNDS                               5

Table 4 Financial Highlights              Footnotes appear on page 6.
                    Income From Investment Activities          Less Distributions                                   Net Asset
                                                                                                                    Value
Period   Net Asset  Net            Net Realized    Total From  Net         Net Realized              Total          Net Asset
Ended    Value,     Investment     & Unrealized    Investment  Investment  Gain          Tax Return  Distributions  Value, End
         Beginning  Income (Loss)  Gain (Loss) on  Activities  Income                    of Capital                 of Period
         of Period                 Investments
-----------------------------------------------------------------------------------------            ---------------------------
Global Bond
1991/a/  $10.00     $0.77/b/       $0.30           $1.07       $(0.77)     --            --          $(0.77)        $10.30
         -----------------------------------------------------------------------------------------------------------------------
1992     10.30      0.76/b/        (0.44)          0.32        (0.76)      $(0.01)       --          (0.77)         9.85
         -----------------------------------------------------------------------------------------------------------------------
1993     9.85       0.56/b/        0.51            1.07        (0.56)      (0.28)        --          (0.84)         10.08
         -----------------------------------------------------------------------------------------------------------------------
1994     10.08      0.54/b/        (0.84)          (0.30)      (0.51)      (0.02)        $(0.03)     (0.56)         9.22
         -----------------------------------------------------------------------------------------------------------------------
1995     9.22       0.59/b/        1.04            1.63        (0.59)      --            --          (0.59)         10.26
         -----------------------------------------------------------------------------------------------------------------------
1996     10.26      0.56/b/        0.09            0.65        (0.56)      --            --          (0.56)         10.35
         -----------------------------------------------------------------------------------------------------------------------
1997     10.35      0.54/b/        (0.39)          0.15        (0.49)      (0.11)        --          (0.60)         9.90
International Bond
1988     $11.60     $0.91          $(1.09)         $(0.18)     $(0.91)     $(0.26)       --          $(1.17)        $10.25
         -----------------------------------------------------------------------------------------------------------------------
1989     10.25      0.75           (1.10)          (0.35)      (0.75)      --            --          (0.75)         9.15
         -----------------------------------------------------------------------------------------------------------------------
1990     9.15       0.83           0.55            1.38        (0.83)      (0.17)        --          (1.00)         9.53
         -----------------------------------------------------------------------------------------------------------------------
1991     9.53       0.77           0.82            1.59        (0.77)      --            --          (0.77)         10.35
         -----------------------------------------------------------------------------------------------------------------------
1992     10.35      0.87           (0.63)          0.24        (0.83)      (0.15)        --          (0.98)         9.61
         -----------------------------------------------------------------------------------------------------------------------
1993     9.61       0.69           1.18            1.87        (0.69)      (0.45)        --          (1.14)         10.34
         -----------------------------------------------------------------------------------------------------------------------
1994     10.34      0.60           (0.79)          (0.19)      (0.60)      (0.21)        --          (0.81)         9.34
         -----------------------------------------------------------------------------------------------------------------------
1995     9.34       0.62           1.24            1.86        (0.62)      (0.12)        --          (0.74)         10.46
         -----------------------------------------------------------------------------------------------------------------------
1996     10.46      0.60           0.11            0.71        (0.60)      (0.11)        --          (0.71)         10.46
         -----------------------------------------------------------------------------------------------------------------------
1997     10.46      0.54           (0.87)          (0.33)      (0.46)      (0.09)        --          (0.55)         9.58
Emerging Markets Bond
1995/c/  $10.00     $1.03/d/       $1.38           $2.41       $(1.02)     $(0.72)       --          $(1.74)        $10.67
         -----------------------------------------------------------------------------------------------------------------------
1996     10.67      1.00/d/        2.72            3.72        (1.01)      (0.41)        --          (1.42)         12.97
         -----------------------------------------------------------------------------------------------------------------------
1997     12.97      1.16/d/        0.97/f/         2.13        (1.15)      (0.24)        --          (1.39)         13.71
--------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 6

  Table 4 Financial Highlights (continued)
                                                  Returns, Ratios, and Supplemental Data
                                                  Total Return                   Ratio of     Ratio of Net
                                         Period   (Includes       Net Assets     Expenses to  Investment    Portfolio
                                         Ended    Reinvested      ($ Thousands)  Average Net  Income to     Turnover
                                                  Distributions)                 Assets       Average Net   Rate
                                                                                              Assets
                                          Global Bond
                                         1991/a/  11.31%/b/       $39,775        1.20%/b/     8.07%/b/      93.6%
                                                  ---------------------------------------------------------------------
                                         1992     3.26/b/         53,546         1.20/b/      7.51/b/       236.6
                                                  ---------------------------------------------------------------------
                                         1993     11.15/b/        48,758         1.20/b/      5.57/b/       134.0
                                                  ---------------------------------------------------------------------
                                         1994     (3.06)/b/       36,516         1.20/b/      5.57/b/       254.1
                                                  ---------------------------------------------------------------------
                                         1995     18.13/b/        28,207         1.20/b/      6.08/b/       290.7
                                                  ---------------------------------------------------------------------
                                         1996     6.59/b/         55,869         1.20/b/      5.48/b/       262.6/e/
                                                  ---------------------------------------------------------------------
                                         1997     1.61/b/         44,069         1.20/b/      5.38/b/       153.2
                                          International Bond
                                         1988     (1.27)%         $407,021       1.20%        8.73%         368.1%
                                                  ---------------------------------------------------------------------
                                         1989     (3.19)          303,897        1.23         8.11          293.1
                                                  ---------------------------------------------------------------------
                                         1990     16.05           430,386        1.15         9.04          211.4
                                                  ---------------------------------------------------------------------
                                         1991     17.75           413,985        1.24         8.11          295.6
                                                  ---------------------------------------------------------------------
                                         1992     2.39            513,927        1.08         8.66          357.7
                                                  ---------------------------------------------------------------------
                                         1993     20.00           745,244        0.99         6.58          395.7
                                                  ---------------------------------------------------------------------
                                         1994     (1.84)          738,103        0.98         6.07          345.2
                                                  ---------------------------------------------------------------------
                                         1995     20.30           1,015,666      0.90         6.10          237.1
                                                  ---------------------------------------------------------------------
                                         1996     7.13            969,453        0.87         5.86          234.0
                                                  ---------------------------------------------------------------------
                                         1997     (3.17)          825,831        0.86         5.38          155.9
                                          Emerging Markets Bond
                                         1995/c/  25.81%/d/       $9,989         1.25%/d/     10.20%/d/     273.5%
                                                  ---------------------------------------------------------------------
                                         1996     36.77/d/        39,862         1.25/d/      8.37/d/       168.7
                                                  ---------------------------------------------------------------------
                                         1997     16.83/d/        113,419        1.25/d/      8.61/d/       87.6
----------------------------------------------------------------------------------------------------------------------------




 /a/
  For the period December 31, 1 990 (commencement of operations) to December 31, 1991.


 /b/Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through December 31, 1997.

 /c/For the period December 30, 1994 (commencement of operations) to December
  31, 1995.


 /d/Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through December 31, 1998.

 /e/Excludes the effect of the acquisition of the assets of the T. Rowe Price
  Short-Term Global Income Fund on November 1, 1996.


 /f/
  The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

ABOUT THE FUNDS                               7
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether an international fixed income fund is appropriate for you, this section takes a closer look at the funds' investment programs and the markets in which they invest.

  . The fund or funds you select should not represent your complete investment program nor be used for short-term trading purposes.


 Why invest in an international fund?

   Interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies. By investing in foreign fixed income markets, U.S. investors can benefit from potentially higher yields than their own market provides. Also, foreign bond markets often move independently of one another and the U.S. market. Therefore, diversifying internationally across various countries can help reduce portfolio volatility and smooth out returns.


 What is the difference between international and global funds?

   Global funds invest worldwide, including both foreign and U.S. markets, while international funds invest in markets outside the U.S.

 Table 5 International Funds Comparison Guide
-----------------------------------------------------------------------------
                       Geographic                           Normal Currency  Risk Profile (Relative
Fund                   Emphasis      Quality of Securities  Exposure         to One Another)
Global Bond            Worldwide     Primarily High         Varies           Moderate
                                     Quality
                       ------------------------------------------------------------------------------
International Bond     Outside U.S.  Primarily High         High             High
                                     Quality
                       ------------------------------------------------------------------------------
Emerging Markets Bond  Outside U.S.  Primarily Lower        Varies           Highest
                                     Quality
----------------------------------------------------------------------------------------------------------



 What are the funds' objectives and investment programs?

   The three funds offer a range of objectives and strategies to meet a variety of investment goals. The first two invest primarily in high-quality securities but differ in terms of currency risk as well as in investment approaches, which range from conservative to aggressive. Emerging Markets Bond Fund invests predominantly in noninvestment-grade bonds in emerging markets and offers both the highest potential reward and the greatest potential risk of loss.

  . Global Bond Fund This fund's objective is to provide high current income and, secondarily, capital appreciation and protection of principal by investing primarily in high-quality foreign and U.S. government bonds. The fund will normally have at least 65% of its assets in bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces, and municipalities. The fund may also invest up to 20% of total assets in below

T. ROWE PRICE                                 8
   investment-grade, high-risk bonds including bonds in default or those with the lowest rating.


   To reduce the effect of interest rate changes on the fund's share price while seeking higher yields, the weighted average maturity of the portfolio is likely to average around five to seven years, although this may vary according to the interest rate outlook. The fund may also hold individual securities with maturities longer or shorter than five or seven years.

  . The fund has wide flexibility to use hedging strategies to attempt to reduce the impact of currency fluctuations on the share price.

  . International Bond Fund The fund's objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S. The fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The fund will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating. Up to 20% of the fund's assets may be invested in foreign bonds denominated in dollars, such as Brady and other emerging market bonds.


   Price-Fleming bases its investment decisions on fundamental market factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where Price-Fleming believes the currency risk can be minimized through hedging.

   Although the fund expects to maintain an intermediate-to-long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide opportunities for capital gains and also risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

  . The funds' foreign currency practices are discussed in Section 3.


  . Emerging Markets Bond Fund The fund's objective is to provide high income and capital appreciation. The fund invests at least 65% (and potentially all) of its total assets in the government and corporate debt securities of emerging nations. Since these countries are less developed and their bonds carry a greater risk of default,

ABOUT THE FUNDS                               9
   such bonds are typically below investment grade and would be considered junk bonds in the U.S.

   The fund may invest in the lowest-rated bonds, including those in default. While these investments may offer significantly greater total returns than higher-quality bonds of developed foreign markets, they entail a higher degree of risk and are subject to sharp price declines.

   There are no maturity restrictions on the fund. Its weighted average maturity normally ranges between five and 10 years, but may vary substantially because of market conditions. Under normal circumstances, most of the fund's total assets are expected to be denominated in U.S. dollars, and the fund will not usually hedge foreign currency holdings back to U.S. dollar. Currency fluctuations can have a significant impact on the value of the fund's holdings.


  . For more detailed information about fund investments, see Investment
   Policies and Practices and the Statement of Additional Information.


 What other kinds of securities can the funds invest in?


   The Global Bond and International Bond Funds invest primarily in high-quality securities to reduce credit risk. However, each of them may also invest a portion of assets in high-risk securities in an effort to enhance performance. Emerging Markets Bond Fund normally invests a significant portion (and may invest all) of its assets in high-risk, noninvestment-grade securities in pursuit of maximum income and capital appreciation.

  . All of these funds are considered "nondiversified" for purposes of the Investment Company Act of 1940.


 How does currency fluctuation affect the performance of an international or global fund?


   Fluctuating currencies can have either a positive or negative impact on all international and global funds regardless of the credit quality of their holdings. U.S. shareholders benefit when foreign currencies appreciate against the dollar and are injured when they lose value against the dollar.

   Price-Fleming may actively manage currency risk in the Global Bond Fund in an effort to reduce the negative impact of a strong dollar. International Bond Fund invests almost exclusively outside the U.S. and is normally heavily exposed to foreign currencies to provide maximum potential income, appreciation, and diversification, but with higher risk than Global Bond Fund. Bonds held in the Emerging Markets Bond Fund are often denominated in U.S. dollars to improve their marketability, but this does not protect them from substantial price declines in the face of political and economic turmoil.

T. ROWE PRICE                                 10
 What are the main risks of investing in these funds?

   The risks are the usual ones associated with investments in U.S. or foreign fixed income securities, including:

  . Interest rate or market risk The decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Because prices of long-term bonds are more sensitive to interest rate changes than prices of short-term bonds, the funds discussed in this prospectus have greater interest rate risk than short-term bond funds.

  . Credit risk The chance that any of a fund's holdings will have its credit downgraded or will default, potentially reducing the fund's share price and income level. Among these three funds, Emerging Markets Bond has the highest credit risk because the average credit quality of its holdings is lowest. Please see each fund's program discussion for further credit quality information.

  . Currency risk The possibility that a fund's foreign holdings will be adversely affected by fluctuations in currency markets. For detailed discussion of this risk, please see the previous question that addressed currency fluctuation and also the succeeding question.


 What are the particular risks associated with international and global investing and these funds?

   International investing involves additional risks which can increase the potential for losses in the funds. These risks can be significantly magnified for investments in emerging markets. Currency risk can not be eliminated entirely, and there is no guarantee that hedging will always work. In addition, it may not be possible to effectively hedge the currencies of certain countries, particularly in emerging markets. Furthermore, hedging costs can be significant; and they are paid out of a fund's capital and are reflected in the net asset value.

  . Before investing, be sure to review the risks associated with international fixed income investing.


  . Currency fluctuations Transactions in foreign securities are conducted in local currencies, so dollars must often be exchanged for another currency when a stock is bought or sold or a dividend is paid. Likewise, share price quotations and total return information reflect conversion into dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, if a French stock rose 10% in price during a year, but the U.S. dollar gained 5% against the French franc during that time, the U.S. investor's return would be reduced to 5%. This is because the franc would "buy" fewer dollars at the end of the year than at the beginning, or, conversely, a dollar would buy more francs. Each fund's total return will be affected by currency fluctuations. The exact

ABOUT THE FUNDS                               11
   amount of the impact depends on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar.


  . Increased costs It is more expensive for U.S. investors to trade in foreign markets than in the U.S. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of international funds are usually higher than those of typical domestic bond funds.

  . Political and economic factors The economies, markets, and political structures of a number of the countries in which each fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is especially true for emerging markets. However, even investments in countries with highly developed economies are subject to risk. For example, Japanese securities markets historically have experienced wide swings in value.

   Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. This makes investment in such markets significantly riskier than in other countries. Many countries have legacies and the risk of hyperinflation and currency devaluations versus the dollar (which adversely affects returns to U.S. investors) and may be overly dependent on foreign capital (a risk that is exacerbated by big currency movements). Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

   Certain countries have histories of instability and political upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as capital controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets.

  . Legal, regulatory, and operational Certain countries lack uniform accounting, auditing, and financial reporting standards, have less governmental supervision of financial markets than in the U.S., do not honor legal rights enjoyed in the U.S., and have settlement practices, such as delays, which could subject a fund to risks of loss not customary in the U.S. In addition, securities markets in these

T. ROWE PRICE                                 12
   countries have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

  . Pricing Portfolio securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the funds do not compute their prices. As a result, each fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.


  . For more details on potential risks of foreign investments, please see
   Investment Policies and Practices and the Statement of Additional
   Information.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  . Diversification of assets to reduce the impact of a single holding on the funds' net asset values.

  . Thorough credit research by our own analysts.


  . Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)

  . Each of the funds has a different approach to managing the impact of foreign currency changes on the fund's portfolio, as discussed previously.


 What are some of the advantages of investing in international and global fixed income markets through mutual funds?

   Buying foreign bonds can be difficult and costly for the individual investor, and gaining access to many foreign markets can be complicated. Few investors have the time, the expertise, or the resources to evaluate foreign markets effectively on their own. Therefore, the professional management, broad diversification, and relative simplicity of mutual funds make them an attractive, low-cost vehicle for this type of investing.


 How can I decide which fund is most appropriate for me?

   First, be sure that your investment objective is consistent with the fund's.

   Second, your decision should take into account whether you have any other foreign investments. If not, you may want to invest in one or more of the funds to gain the broadest exposure to overseas opportunities.

   Third, consider your risk tolerance and the risk profile of each fund, as previously described. Also, consider your investment time horizon. Long-term bond funds are suitable only for investors with long-term investment goals.

ABOUT THE FUNDS                               13
  . If you will be needing the money you plan to invest in the near future, none of these funds is suitable.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

T. ROWE PRICE                                 14
 ABOUT YOUR ACCOUNT
                                        2


 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price international fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

   Each fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the funds calculate their NAVs. Most of the securities in which the funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

ABOUT THE FUNDS                               15

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

T. ROWE PRICE                                 16
   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Bond funds pay dividends on the first business day of each month.

  . Bond fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year,

ABOUT YOUR ACCOUNT                            17
   based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions made by a fund are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months but not more than 18 months are taxed at a maximum rate of 28%, and gains on securities held for more than 18 months are taxed at a maximum rate of 20%. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long term to the extent of any net capital gain distribution received.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution

   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution.

T. ROWE PRICE                                 18
   Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future distributions.

   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and are not liable for acting on these instructions. If these procedures are not followed, it is the

ABOUT YOUR ACCOUNT                            19
   opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price If you trade directly with T. Rowe
   Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a non-money fund are not exempt); and 2) systematic purchases or redemptions (see Shareholder Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE                                 20
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

ABOUT YOUR ACCOUNT                            21
 MORE ABOUT THE FUNDS
                                        3


 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   T. Rowe Price International Funds, Inc. (the "Corporation"), currently consists of 11 series, each representing a separate class of shares and having different objectives and investment policies. The 11 series and the years in which each was established are as follows: International Stock Fund, 1979; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Global Bond Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, and Global Stock Fund, 1995. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The equity funds are described in a separate prospectus.)



 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

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 Who runs the funds?

   General Oversight
   The Corporation is governed by a Board of Directors that meets regularly to review funds' investments, performance, expenses, and other business affairs. The Board elects the Corporation's officers. The policy of the Corporation is that the majority of Board members are independent of Price-Fleming.


  . All decisions regarding the purchase and sale of fund investments are made by Price-Fleming - specifically by each fund's Investment Advisory Group.

   Investment Manager
   Price-Fleming is responsible for selection and management of each fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

   T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  . Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

   Portfolio Management

   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The advisory group for each fund consists of Peter Askew, Christopher Rothery, and Michael Conelius.

   Peter Askew joined Price-Fleming in 1988 and has 22 years of experience managing multicurrency fixed income portfolios.

   Christopher Rothery joined Price-Fleming in 1994 and has 10 years of experience managing multicurrency fixed income portfolios. Before joining Price-Fleming, he had worked with Fleming International Fixed Income Management Limited since 1987.

ABOUT YOUR ACCOUNT                            23
   Michael Conelius joined Price-Fleming in 1995. Prior to that, he had been with T. Rowe Price since 1988.

   Portfolio Transactions

   Decisions with respect to the purchase and sale of a fund's portfolio securities on behalf of each fund are made by Price-Fleming. The Corporation's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the fund.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as each fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, the funds pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


 Table 6 Service Fees Paid to T. Rowe Price Service
Companies
                                                                                           SubaccountingServices   Accounting
                                                  Fund                    Transfer Agent
                                                  Global Bond            $        92,000  $                3,000  $   100,000
                                                                         ------------------------------------------------------
                                                  International Bond             858,000                  46,000      125,000
                                                                         ------------------------------------------------------
                                                  Emerging Markets Bond          174,000                   1,000      100,000
------------------------------------------------------------------------------------------------------------------------------------



   The Management Fee
   This fee has two parts - an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds

T. ROWE PRICE                                 24
   (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


 Group Fee Schedule
                   0.334%                           First $50 billion/a/
                   ----------------------------------------------------------------------
                   0.305%                           Next $30 billion
                   ----------------------------------------------------------------------
                   0.300%                           Thereafter
----------------------------------------------------------------------------------------------
                   /a/ Represents a blended group fee rate containing various break points.



   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $76 billion at December 31, 1997, the group fee was 0.32%.

   Research and Administration
   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Fixed Interest Management Limited (FIFIM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and FIFIM are wholly owned subsidiaries of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

MORE ABOUT THE FUNDS                          25
 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual compound total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the fund's net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE                                 26
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.


   Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, each fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in each fund's holdings, performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fixed Income Securities
   The funds' investments may include but shall not be limited to: (1) Debt obligations issued or guaranteed by: (a) a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province or municipality, and (b) supranational organizations such

MORE ABOUT THE FUNDS                          27
   as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (2) Debt obligations: (a) of foreign banks and bank holding companies, and (b) of domestic banks and corporations issued in foreign currencies; and (3) Foreign corporate debt securities and commercial paper. Such securities may take a variety of forms including those issued in the local currency of the issuer, Brady bonds, Euro bonds, and bonds denominated in the ECU. Normally, the International Bond Fund will only purchase bonds denominated in foreign currencies (other than Brady and other emerging market bonds). The Global Bond and Emerging Markets Bond Funds may also invest in: such dollar-denominated fixed income securities as (1) Debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (2) Domestic corporate debt securities; (3) Domestic commercial paper, including commercial paper indexed to certain specific foreign currency exchange rates; (4) Debt obligations of domestic banks and bank holding companies; and (5) Collateralized mortgage obligations or asset-backed bonds. The funds may from time to time purchase securities on a when-issued basis, invest in repurchase agreements, and purchase bonds convertible into equities.

   Nondiversified Investment Company
   The funds are able to invest more than 5% of their assets in the fixed income securities of individual foreign governments. Each fund generally will not invest more than 5% of its assets in any individual corporate issuer, provided that (1) a fund may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that
   (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by Price-Fleming) and (ii) no fund may maintain more than 10% of its total assets with any single bank; and (2) a fund may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the funds' custodian or sub-custodians.


   In addition, each fund intends to qualify as a regulated investment company for purposes of the Internal Revenue Code. This requires each fund to limit its investments so that, at the end of each calendar quarter, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50%, no more than 25% is invested in a single issuer. Since, as a nondiversified investment company, each fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, the funds may be subject to greater credit risk with respect to their portfolio securities than an investment company that is more broadly diversified.

T. ROWE PRICE                                 28
   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the funds to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the funds.

  . Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy Each fund may invest up to 10% of its total assets in hybrid instruments.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Each fund will not invest more than 15% of its net assets in illiquid securities.

   Loan Participations and Assignments
   Large loans to corporations or governments, including governments of less-developed countries (LDCs), may be shared or syndicated among several lenders, usually banks. Each fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the lender, and it may assume the credit risk of the lender in

MORE ABOUT THE FUNDS                          29
   addition to the borrower. In assignments, the funds' rights against the borrower may be more limited than those held by the original lender.

   Operating policy Global Bond and International Bond Funds may not invest more than 5% and Emerging Markets Bond Fund not more than 20% of total assets in loan participations and assignments.

   High-Yield/High-Risk Securities
   While investments in high-yield, lower-quality securities offer the opportunity for substantial income and capital appreciation, there are significant risks associated with such investments, including:

   Greater credit risk Companies and governments issuing lower-rated bonds are not as strong financially as those with higher credit ratings, and their bonds are often viewed as speculative investments. Such issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. Certain less-developed governments have in the past defaulted on payment of interest and principal on debt they have issued. As a result, your fund manager relies heavily on proprietary Price-Fleming research when selecting these investments.

   Reduced market liquidity High-yielding emerging market bonds are generally less "liquid" than higher-quality bonds issued by companies and governments in developed countries. Consequently, large purchases or sales of certain high-yield, emerging market debt issues may cause significant changes in their prices. Because many of these bonds do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role when seeking to establish the fair value of the securities.


   Other factors The major factor influencing prices of high-quality bonds is changes in interest rate levels; but this is only one of several factors affecting prices of lower-quality bonds. Because the credit quality of the issuer is lower, such bonds are more sensitive to developments affecting the issuer's underlying fundamentals, such as changes in financial condition, or a given country's economy in general. In addition, the entire bond market in an emerging market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by institutional investors, a high-profile default, a political upheaval of some kind, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds should also anticipate it.


   Since mutual funds can be a major source of demand in certain markets, substantial cash flows into and out of these funds can affect high-yield bond

T. ROWE PRICE                                 30
   prices. If, for example, a significant number of funds were to sell bonds to meet shareholder redemptions, both bond prices and a fund's share price could fall more than underlying fundamentals might justify.

  . Defaulted bonds are acquired only if the fund manager foresees the potential for significant capital appreciation.

   Brady Bonds Brady bonds, named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady bonds may be structured with floating rate or low fixed rate coupons.

   Operating policy Global Bond and International Bond Funds may each invest up to 20% of total assets in below investment-grade ("junk") bonds. The Emerging Markets Bond Fund may invest substantially all of its assets in such bonds.

   Emerging Markets Bond Fund
   Convertible Bonds Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

   While the fund intends to invest primarily in debt securities, it may invest in convertible bonds or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, the fund may consider equity securities or convertible bonds to gain exposure to such markets.

   Operating policy The fund may invest up to 10% of its total assets in convertible bonds and equity securities.

   Concentration of Investments From time to time, the fund may invest more than 25% of its total assets in the securities of foreign governmental and corporate entities located in the same country. However, the fund will not

MORE ABOUT THE FUNDS                          31
   invest more than 25% of its total assets in any single foreign governmental issuer or in two or more such issuers subject to a common, explicit guarantee.

   International Bond Fund
   Concentration in Banking Industry When the fund's position in issues maturing in one year or less equals 35% or more of the fund's total assets, the fund will, as a matter of fundamental policy, normally have 25% or more of its assets concentrated in securities in the banking industry. Investments in the banking industry may be affected by general economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers. The profitability of the banking industry is largely dependent on the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.


 Types of Management Practices

   Foreign Currency Transactions
   Each fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the portfolio from adverse currency movements, based on Price-Fleming's outlook, and the funds might be expected to enter into such contracts under the following circumstances:

   Lock In When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

   Cross Hedge If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund's portfolio holdings denominated in the currency sold.

   Direct Hedge If Price-Fleming wants to eliminate substantially all of the risk of owning a particular currency, or if Price-Fleming believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would hope to benefit from an increase (if any) in value of the bond.

T. ROWE PRICE                                 32
  . It is often not possible to effectively hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

   Proxy Hedge Price-Fleming might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

   Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as Price-Fleming expected, so use of forward contracts could adversely affect a fund's total return.

   Costs of Hedging When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

   This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

   It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

   Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.


   Reserve Position
   Each fund will hold a certain portion of its assets in money market reserves. Each fund's reserve position can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements. For temporary, defensive purposes, the funds may invest without limitation in money market reserves. The reserve position provides flexibility in

MORE ABOUT THE FUNDS                          33
   meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The funds may buy and sell futures and options contracts for a number of reasons including: to manage exposure to changes in interest rates, securities prices, and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolios' duration. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower each fund's total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the funds.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value. Options on securities: The total market value of securities against which each fund writes call or put options may not exceed 25% of its total assets. Each fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Lending of Portfolio Securities
   Like other mutual funds, each fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the

T. ROWE PRICE                                 34
   potential insolvency of the broker-dealer or other borrower. In this event, each fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the funds' investment in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds' net asset values than if the funds did not purchase them.

   Portfolio Turnover
   Turnover is an indication of trading frequency. The funds may purchase and sell securities without regard to the length of time they are held. A high turnover rate may increase transaction costs and result in additional taxable gains. The funds' portfolio turnover rates for the previous three years are shown in Table 7.


 Table 7 Portfolio Turnover Rates
                                Fund                       1995          1996          1997
                                Global Bond               290.7%        262.6%        153.2%
                                                       ------------------------------------------
                                International Bond        237.1         234.0         155.9
                                                       ------------------------------------------
                                Emerging Markets Bond     273.5         168.7          87.6
------------------------------------------------------------------------------------------------------



   Location of Company
   All funds ordinarily invest in the securities of at least three countries; however, all may invest in the securities of one country, including the U.S., for temporary defensive purposes.

   Emerging Markets Bond Fund
   In determining the domicile or nationality of a company, the fund would primarily consider the following factors: whether the company is organized under the laws of a particular country; or, whether the company derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

MORE ABOUT THE FUNDS                          35
   The fund will invest at least 65% of its total assets in the securities of emerging market governments or companies located (as defined above) in emerging market countries.

   Bond Ratings and High-Yield Bonds
   Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 8 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 8
                                    Ratings of Corporate Debt Securities
                                                Moody's          Standard &   Fitch
                                                Investors        Poor's       Investors
                                                Service, Inc.    Corporation  Service, Inc.                    Definition
                                    Long Term   Aaa              AAA          AAA                              Highest quality
                                    ------------------------------------------------------------------------------------------------
                                                Aa               AA           AA                               High quality
                                    ------------------------------------------------------------------------------------------------
                                                A                A            A                                Upper medium grade
                                    ------------------------------------------------------------------------------------------------
                                                Baa              BBB          BBB                              Medium grade
                                    ------------------------------------------------------------------------------------------------
                                                Ba               BB           BB                               Speculative
                                    ------------------------------------------------------------------------------------------------
                                                B                B            B                                Highly speculative
                                    ------------------------------------------------------------------------------------------------
                                                Caa              CCC, CC      CCC, CC                          Vulnerable to default
                                    ------------------------------------------------------------------------------------------------
                                                Ca               C            C                                Default is imminent
                                    ------------------------------------------------------------------------------------------------
                                                C                D            DDD, DD, D                       Probably in default
                                                Moody's                       S&P                              Fitch
                                    Commercial  P-1      Superior quality     A-1+  Extremely strong quality   F-1+    Exceptionally
                                    Paper                                     A-1   Strong quality             F-1     strong
                                                                                                                       quality
                                                                                                                       Very strong
                                                                                                                       quality
                                    ------------------------------------------------------------------------------------------------
                                                P-2      Strong quality       A-2   Satisfactory quality       F-2     Good credit
                                                                                                                       quality
                                    ------------------------------------------------------------------------------------------------
                                                P-3      Acceptable quality   A-3   Adequate quality           F-3     Fair credit
                                                                              B     Speculative quality        F-5     quality
                                                                              C     Doubtful quality                   Weak credit
                                                                                                                       quality
------------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE                                 36
   Asset Composition

   Table 9 shows the average credit quality allocation of the Emerging Market Bond Fund's assets for the fiscal year ended December 31, 1997. (Equities and reserves are excluded.) Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculations.


 Table 9 Emerging Markets Bond
Fund's Asset Composition
                                                                                        T.  Rowe Price's
                                                  Standard & Poor's  Percentage of     Assessment of
                                                             Rating   Total Assets     Unrated Securities
                                                                AAA              0.2%   0.0%
                                                                     --------------------------------------
                                                                 AA              0.0    0.0
                                                                     --------------------------------------
                                                                  A              1.1    0.0
                                                                     --------------------------------------
                                                                BBB              2.7    1.4
                                                                     --------------------------------------
                                                                 BB             38.5    3.4
                                                                     --------------------------------------
                                                                  B              9.7   20.8
                                                                     --------------------------------------
                                                                CCC              0.0    0.0
                                                                     --------------------------------------
                                                                 CC              0.0    0.0
                                                                     --------------------------------------
                                                                  C              0.0    0.0
                                                                     --------------------------------------
                                                                  D              0.0    0.0
                                                                     --------------------------------------
                                                          Not Rated             26.3    0.6
                                                                     --------------------------------------
                                                                                78.5%  26.2%
----------------------------------------------------------------------------------------------------------------




 Year 2000 Processing Issue

   Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies or governmental entities in which T. Rowe Price funds invest could be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. To the extent the impact on a portfolio holding is negative, a fund's returns could be adversely affected.

MORE ABOUT THE FUNDS                          37
 INVESTING WITH T. ROWE PRICE
                                        4


 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

T. ROWE PRICE                                 38
By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  39
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

T. ROWE PRICE                                 40
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see Opening a / /New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

INVESTING WITH T. ROWE PRICE                  41
 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, for excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide, which is automatically mailed to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Ser-

T. ROWE PRICE                                 42
vices. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.


After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund

INVESTING WITH T. ROWE PRICE                  43
account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell stocks, options, bonds, non-T. Rowe Price mutual funds, and more - at commission savings over full-service brokers. We also provide a wide range of services, including:

T. ROWE PRICE                                 44

Automated telephone and computer services
You can enter stock and option trades, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. Plus, you will save 20% on commissions for equity trades when you trade through Internet-Trader.

Note: Subject to a $35 minimum commission for all trades except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service - free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

INVESTING WITH T. ROWE PRICE                  45
Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com
(LOGO)

C02-040 5/1/98

                      STATEMENT OF ADDITIONAL INFORMATION

         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
              GLOBAL BOND FUND
              INTERNATIONAL BOND FUND/(R)/
              EMERGING MARKETS BOND FUND

         (collectively the "Funds" and individually the "Fund")


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1998, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

   If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


   The date of this Statement of Additional Information is May 1, 1998.

                                                              C02-043 5/1/98

                              TABLE OF CONTENTS
                              -----------------
                              Page                                         Page
                              ----                                         ----
Capital Stock                   39       Legal Counsel                       41
------------------------------------     --------------------------------------
Code of Ethics                  31       Management of Funds                 25
------------------------------------     --------------------------------------
Custodian                       30       Net Asset Value Per Share           35
------------------------------------     --------------------------------------
Distributor for Fund            30       Portfolio Management Practices      10
------------------------------------     --------------------------------------
Dividends and Distributions     35       Portfolio Transactions              31
------------------------------------     --------------------------------------
Federal Registration of         40       Pricing of Securities               34
Shares
------------------------------------     --------------------------------------
Independent Accountants         41       Principal Holders of                27
                                         Securities
------------------------------------     --------------------------------------
Investment Management           27       Ratings of Corporate Debt           42
Services                                 Securities
------------------------------------     --------------------------------------
Investment Objectives and        2       Risk Factors                         2
Policies
------------------------------------     --------------------------------------
Investment Performance          37       Shareholder Services                31
------------------------------------     --------------------------------------
Investment Program               7       Tax Status                          35
------------------------------------     --------------------------------------
Investment Restrictions         23       Yield Information                   39
------------------------------------     --------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   All Funds

   The Funds' investment manager, Rowe Price-Fleming International, Inc. ("Price-Fleming"), one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree or risk and level of return that can be expected from each market. Based upon its current assessment, Price-Fleming believes long-term growth of capital may be achieved by investing in marketable securities of non-United States companies which have the potential for growth of capital. Of course, there can be no assurance that Price-Fleming's forecasts of expected return will be reflected in the actual returns achieved by the Funds.

   Each Fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objectives.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . General Investors should understand that all investments have a risk factor.
   There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that the Funds' investment policies will be successful, or that its investment objectives will be attained. The Funds are designed for individual and institutional investors seeking to diversify beyond the United States in actively researched and managed portfolios, and are intended for long-term investors who can accept the risks entailed when investing in foreign securities.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

   Emerging Market Investing

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Costs Investors should understand that the expense ratios of the Fund can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Fund is higher.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies. Some of the smaller companies in which the Fund will invest may be in major foreign markets; others may be leading companies in emerging countries outside the major foreign markets. Securities analysts generally do not follow such securities, which are seldom held outside of their respective countries and which may have prospects for long-term investment returns superior to the securities of well-established and well-known companies. Direct investment in such securities may be difficult for United States investors because, among other things, information relating to such securities is often not readily available. Of course, there are also risks associated with such investments, and there is no assurance that such prospects will be realized.


   Asia (ex-Japan)
   Political Instability The political history of certain Asia countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn can have a disruptive and negative effect on foreign investors. For example in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the IMF and others with impose strict repayment term schedules and require significant economic and financial restructuring.


                  Risk Factors of Investing in Debt Obligations

   Because of their investment policies, the Bond Funds may or may not be suitable or appropriate for all investors. The Funds are not money market Funds and are not appropriate investments for those whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of each Fund will fluctuate based upon market, economic and foreign exchange conditions. Although each Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Funds will achieve these results.

   Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond and foreign exchange markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

   After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, Price-Fleming will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors associated with the Fund's investments in lower-rated debt securities.

  . Youth and Growth of the Lower-Rated Debt Securities Market The market for lower-rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher-rated debt securities.

  . Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  . Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower-rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  . Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Price-Fleming, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Global Bond and Emerging Markets Bond Funds

   The securities of U.S. issuers in which these Funds may invest include, but are not limited to, the following:

  . U.S. Government Obligations Debt securities issued by the U.S. Treasury.
   These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   Asset Backed Receivables The asset-backed securities that may be purchased include, but are not limited to, Certificates for Automobile Receivables (CARSsm) and Credit Card Receivable Securities. CARSsm represent undivided fractional interests in a trust whose assets consists of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts or due to depreciation, damage or loss of the vehicles securing the contracts. Credit Card Receivable Securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to Fund the transfer of additional receivables to the underlying pool. The failure of the underlying receivables to generate principal payments may therefore shorten the maturity of these securities. In addition, unlike most other asset-backed securities, Credit Card Receivable Securities are backed by obligations that are not secured by an interest in personal or real property.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.



 PORTFOLIO MANAGEMENT PRACTICES
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                         Lending of Portfolio Securities


   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Price-Fleming to be of good standing and will not be made unless, in the judgment of Price-Fleming, the consideration to be earned from such loans would justify the risk.

                             Other Lending/Borrowing

   Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price-Fleming"), (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Services, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and
   (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                              Money Market Reserves

   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where Price-Fleming wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.



                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into financial futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts"); however, the Funds have no current intention of entering into stock index futures. The Funds, however, reserve the right to trade in financial futures of any kind.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations
   The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

   The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premium paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.


   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, liquid, high-grade debt securities, or other suitable cover as determined by the SEC, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.


               Special Risks of Transactions in Futures Contracts


  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Price-Fleming believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.


   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Price-Fleming might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following:
   (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when Price-Fleming believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Price-Fleming believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as determined by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   Under certain circumstances, each Fund, with the exception of International Bond Fund, may commit a substantial portion or the entire value of its assets to the consummation of these contracts. Price-Fleming will consider the effect of a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   The Fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.


   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.


   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.


             When-Issued Securities and Forward Commitment Contracts


   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------

   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration (Global Bond and Emerging Markets Bond) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

   (6) Senior Securities Issue senior securities except in compliance with the Investment Company Act of 1940; or

   (7) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                                      NOTES

       The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.


       With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund (defined as any other mutual fund managed by or for which T. Rowe Price or Price-Fleming acts as adviser) unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Fund will not invest more than 25% of its total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants.


   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.



 MANAGEMENT OF FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/ or employment with T. Rowe Price.

   ANTHONY W. DEERING, Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer;
   Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491

   PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304


                                    Officers



  * M. DAVID TESTA, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




  * MARTIN G. WADE, Director and President -President, Director, Chief Investment Officer Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England



   PETER B. ASKEW, Executive Vice President -Executive Vice President, Price-Fleming



   CHRISTOPHER D. ALDERSON, Vice President -Vice President, Price-Fleming



   MARK C.J. BICKFORD-SMITH, Vice President -Vice President and portfolio manager of Price-Fleming; formerly a Director and portfolio manager of Jardine Fleming Investment Management



   ROBERT P. CAMPBELL, Vice President -Vice President, T. Rowe Price and Price-Fleming

   MICHAEL J. CONELIUS, Vice President -Assistant Vice President, T. Rowe Price




   FRANCES DYDASCO, Vice President -Vice President and portfolio manager of Price-Fleming (Singapore); formerly (1994-1996) an Investment Manager at LGT Asset Management Ltd. (Hong Kong); and (1993-1994) with East Asia Hamon Asset (Hong Kong)



   MARK J.T. EDWARDS, Vice President -Vice President, Price-Fleming



   JOHN R. FORD, Vice President -Executive Vice President, Price-Fleming; Chartered Financial Analyst

   HENRY H. HOPKINS, Vice President-Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
   T. Rowe Price Services, Inc. and T. Rowe Price Trust Company



   IAN J. MCDONALD, Vice President -Vice President, Price-Fleming; formerly (1997-1992) Senior Fund Manager at Mercury Asset Management (Japan)




   GEORGE A. MURNAGHAN, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.



   ROBERT A. REVEL-CHION, Vice President -Vice President, Price-Fleming; formerly (1997-1994) portfolio manager, Jardine Fleming (Hong Kong), and (1987-1993) Assistant Investment Manager, Nestle Rewntree Pension Trust




   JAMES S. RIEPE, Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   CHRISTOPHER ROTHERY, Vice President -Vice President, Price-Fleming



   JAMES B.M. SEDDON, Vice President -Vice President, Price-Fleming



   BENEDICT R.F. THOMAS, Vice President -Vice President, Price-Fleming; Chartered Financial Analyst



   DAVID J. L. WARREN, Vice President -Executive Vice President, Price-Fleming



   WILLIAM F. WENDLER II, Vice President -Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Investment Services, Inc.



   EDWARD A. WIESE, Vice President -Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Trust Company


   PATRICIA S. BUTCHER, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   ANN B. CRANMER, Assistant Vice President-Vice President, Price-Fleming

   ROGER L. FIERY III, Assistant Vice President-Vice President, Price-Fleming and T. Rowe Price

   LEAH P. HOLMES, Assistant Vice President-Vice President, Price-Fleming; Assistant Vice President, T. Rowe Price

   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price

 COMPENSATION TABLE
 -------------------------------------------------------------------------------
   The Funds does not pay pension or retirement benefits to its officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.


Name of Person,                         Aggregate Compensation from Fund(a)           Total Compensation from Fund and
Position                                                            -------           Fund Complex Paid to Directors(b)
--------------------------------------                                                ---------------------------------
----------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------
International Bond Fund
Anthony W. Deering, Director                                                  $2,285                             $81,000
Donald W. Dick, Director                                                       2,147                              81,000
Paul M. Wythes, Director                                                       2,147                              80,000
--------------------------------------------------------------------------------------------------------------------------
Global Bond Fund
Anthony W. Deering, Director                                                  $1,696                             $81,000
Donald W. Dick, Director                                                       1,695                              81,000
Paul M. Wythes, Director                                                       1,695                              80,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond Fund
Anthony W. Deering, Director                                                  $1,716                             $81,000
Donald W. Dick, Director                                                       1,704                              81,000
Paul M. Wythes, Director                                                       1,704                              80,000
--------------------------------------------------------------------------------------------------------------------------



 (a) Amounts in this column are based on accrued compensation for calendar year 1997.


 (b) Amounts in this column are based on compensation received from January 1, 1997 to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.



   The Fund's Executive Committee, consisting of the Fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of April 1, 1998, the following shareholders beneficially owned more than 5% of the outstanding shares of:

   International Bond Fund: Charles Schwab & Co. Inc., Reinvest Account, Attn.:
   Mutual Fund Dept., 101 West Montgomery Street, San Francisco, California 94104-4122; and Yachtcrew & Co., FBO Spectrum Income Fund Account, Attn.:
   Mark White, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2101.

   Emerging Markets Bond Fund: Yachtcrew & Co., FBO Spectrum International Fund Account, Attn.: Mark White, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2101.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, Price-Fleming provides the Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the Funds.

   Management Fee
   The Fund pays Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion

   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees of each Fund are listed in the chart below:

International Bond Fund             0.35%
Global Bond Fund                    0.35
Emerging Markets Bond Fund          0.45




   The following chart sets forth the total management fees if any, paid to Price-Fleming by the Funds, during the last three years:

                         Fund                                1997            1996             1995
                         ----                                ----            ----             ----
                                                                     $
International Bond                                           6,039,000      $6,824,000      $6,201,000
Global Bond                                                    265,000         116,000          60,000
Emerging Markets Bond                                          458,000         --               --
--------------------------------------------------------------------------------------------------------





   Limitation on Fund Expenses

   The Management Agreement between each Fund and Price-Fleming provides that each Fund will bear all expenses of its operations not specifically assumed by Price-Fleming. Set forth in the prospectus are details of various expense limitations agreed to by Price-Fleming and the Funds.

   Emerging Markets Bond Fund


   In the interest of limiting the expenses of the Fund during its initial period of operations, Price-Fleming agreed to waive fees and bear any expenses through December 31, 1996, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1997, Price-Fleming agreed to extend the Fund's existing expense limitation of 1.25% for a period of two years through December 31, 1998. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the Fund whenever the Fund's expense ratio is below 1.25%; however, no reimbursement will be made to Price-Fleming after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the Fund may reimburse Price-Fleming, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to Emerging Markets Bond Fund's expense limitation agreement, $128,000 of management fees were not accrued for the year ended December 31, 1997. In addition, $357,000 of unaccrued management fees and other expenses from prior years remains subject to reimbursement through December 31, 1998.


   Global Bond Fund


   In the interest of limiting the expenses of the Fund, Price-Fleming agreed to waive and bear any expenses, which would cause the Fund's ratio of expenses to average net assets to exceed 1.20%. Effective January 1, 1995, Price-Fleming agreed to extend the Fund's existing 1.20% expense limitation for a period of two years through December 31, 1996. Effective January 1, 1997, Price-Fleming agreed to extend the Fund's 1.20% for a period of two years through December 31, 1998. Effective January 1, 1998, Price-Fleming lowered the expense limitation to 1.00%. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to Price-Fleming by the Fund whenever the Fund's expense ratio is below 1.20% (or 1.00% for the period January 1, 1998 to December 31, 1998); however, no reimbursement will be made after December 31, 1998 (for the first agreement); or December 31, 2000 (for the second agreement); or if it would result in the expense ratio exceeding 1.20% (for the first agreement and for the period January 1, 1997 to December 31, 1997) or 1.00% (for the period January 1, 1998 to December 31, 1998). The Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current one, and that with respect to any such additional limitation period, the Fund may reimburse Price-Fleming, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

   Pursuant to the Global Bond Fund's expense limitations, management fees aggregating $68,000, were not accrued for the year ended December 31, 1997, another $262,000 remains subject to reimbursement through December 31, 1998.


   International Bond and Emerging Markets Bond Funds

   T. Rowe Price Spectrum Fund, Inc.
   The Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, and various other T. Rowe Price funds which, along with the Funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further than no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.



 DISTRIBUTOR FOR FUND
 -------------------------------------------------------------------------------
   T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------

   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The Fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the Investment Company Act of 1940. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The Fund's investment adviser (Price-Fleming) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion

   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. However, it is included because Price-Fleming does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.


                    How Brokers and Dealers Are Selected

   Equity Securities
   In purchasing and selling the Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, Price-Fleming generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed Income Securities
   For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

   With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   Price-Fleming may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

            Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


                                  Miscellaneous

   Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming. Conversely, research services received from brokers which execute transactions for a particular Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that Fund.

   Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Fund. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

   None of the Funds allocates business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.


                  Transactions With Related Brokers and Dealers


   As provided in the Investment Management Agreement between the Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM, FIFIM, and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors of the Funds has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), RF&Co., Robert Fleming, Inc. (a New York brokerage firm), Ord Minnett, Stockbrokers Botswana Ltd, and Fleming Martin.

   The above-referenced authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder which require the Funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The Directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.


                                      Other


   The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended December 31, 1997, 1996, and 1995 are:

         Fund                1997            1996             1995
         ----                ----            ----             ----
International Bond      $4,630,176,000  $8,215,010,000  $11,084,876,000
Global Bond                375,060,000     442,166,000      611,644,000
Emerging Markets Bond      535,192,000     334,337,000      105,389,000






   The entire amount (in the table above) for each year represented principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, 0% were placed with firms which provided research, statistical, or other services to Price-Fleming in connection with the management of the Funds, or in some cases, to the Funds.

   The portfolio turnover rates for the Fund (if applicable) for the fiscal years ended December 31, 1997, 1996, and 1995 were:

                        Fund                              1997          1996           1995
                        ----                              ----          ----           ----
International Bond                                        155.9%        234.0%         237.1%
Global Bond                                               153.2         262.6          290.7
Emerging Markets Bond                                      87.6         168.7          273.5





 PRICING OF SECURITIES
 -------------------------------------------------------------------------------

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors.


   Trading in the portfolio securities of each Fund may take place in various foreign markets on certain days (such as Saturday) when the Funds are not open for business and do not calculate their net asset values. In addition, trading in a Fund's portfolio securities may not occur on days when the Fund is open.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------

   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

   Dividends and distributions paid by the Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the Fund's income consists of dividends paid by United States corporations. Capital gain distributions paid from this Fund is never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuation, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid a portion may be classified as a return of capital. Adjustments, to reflect these gains and losses will be made at the end of the Fund's taxable year.

   At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The Fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund, if the Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the Fund may qualify for the 70% deduction for dividends received by corporations; and (iii) foreign tax credits would not "pass through" to shareholders.


                      Passive Foreign Investment Companies


   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the Fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance


   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                         Cumulative Performance Percentage Change
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception
                        -----------  ------------  -------------     -------      ---------
------------------------ 12/31/97      12/31/97      12/31/97       Inception       Date
                         --------      --------      --------       ---------       ----
                        ------------------------------------------  12/31/97
                                                                    --------
                                                                  --------------------------
International Bond
Fund                      (3.17)%       47.00%        96.59%        158.25%       09/10/86
Lipper International
Inc. Funds Average        (0.43)        45.64         96.63         160.44*
 Global Bond Fund          1.61         37.87            --          58.46        12/31/90
Lipper Global Inc.
Funds Average              3.00         39.73         99.51          60.81
Emerging Markets Bond
Fund                      16.83            --            --         101.03        12/30/94
Lipper Emerging
Markets Debt Funds        13.80        121.67            --          93.28**
Average
--------------------------------------------------------------------------------------------

                         Average Annual Compound Rates of Return
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended     % Since      Inception
                        -----------  ------------  -------------     -------      ---------
------------------------ 12/31/97      12/31/97      12/31/97       Inception       Date
                         --------      --------      --------       ---------       ----
                        ------------------------------------------  12/31/97
                                                                    --------
                                                                  --------------------------
International Bond
Fund                      (3.17)%        8.01%         6.99%          8.75%       09/10/86
Lipper International
Inc. Funds Average        (0.43)         7.67          7.00           8.88*
Global Bond Fund           1.61          6.63            --           6.80        12/31/90
Lipper Global Inc.
Funds Average              3.00          6.83          7.09           6.94
Emerging Markets Bond
Fund                      16.83            --            --          26.18        12/30/94
Lipper Emerging
Markets Debt Funds        13.80         17.26            --          24.16**
Average
--------------------------------------------------------------------------------------------



 *Since 9/30/86

 **Since 12/31/94


                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Find invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, may mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   In conformity with regulations of the Securities and Exchange Commission, an income factor is calculated for each security in the portfolio, based upon the security's market value at the beginning of the period and expected yield-to-maturity. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.


   Global Bond Fund

   The Fund's yield calculated as set forth above for the month ended December 31, 1997 was 5.45%.

   International Bond Fund


   The Fund's yield calculated as set forth above for the month ended December 31, 1997 was 5.25%.

   Emerging Markets Bond Fund


   The Fund's yield calculated as set forth above for the month ended December 31, 1997 was 9.75%.



 CAPITAL STOCK
 -------------------------------------------------------------------------------

   The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation. The Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989, as a Maryland corporation. The Corporation is registered with the Securities and Exchange Commission under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

   Currently, the International Corporation consists of the following 11 series, each representing a separate class of shares and having different objectives and investment policies. The 11 series are as follows: International Stock Fund, International Bond Fund, International Discovery Fund, European Stock Fund, New Asia Fund, Global Bond Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock

   Fund, and Global Stock Fund. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The equity funds are described in a separate Statement of Additional Information.) Each Charter also provides that the Board of Directors may issue additional series of shares.

   The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.


   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
   Section 16(c) of the Investment Company Act of 1940.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Shereff, Friedman, Hoffman, & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   International Bond and Emerging Markets Bond Funds


   Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Fund.

   Global Bond Fund

   Coopers & Lybrand L.L.P., 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are independent accountants to the Fund.

   All Funds


   The financial statements of the Funds for the year ended December 31, 1997, and the report of independent accountants are included in each Fund's Annual Report for the year ended December 31, 1997. A copy of theeach Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in theeach Annual Report for the year ended December 31, 1997, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:
                                    INTERNATIONAL BOND  EMERGING MARKETS BOND
                                    ------------------  ---------------------
Report of Independent Accountants           51                    52
Portfolio of Investments, December
31, 1997                                  23-31                  33-39
Statement of Assets and
Liabilities, year ended December
31, 1997                                    32                    40
Statement of Operations, year
ended
December 31, 1997                           41                    41
Statement of Changes in Net
Assets, years ended
December 31, 1997 and December 31,
1996                                        43                    44
Notes to Financial Statements,
December 31, 1997                         45-50                  45-50
Financial Highlights                        13                    14




                           ANNUAL REPORT REFERENCES:
                                                              GLOBAL BOND
                                                              -----------
Report of Independent Accountants                                 51
Statement of Net Assets, December 31, 1997                       15-22
Statement of Operations, year ended December 31, 1997             41
Statement of Changes in Net Assets, years ended
December 31, 1997 and December 31, 1996                           42
Notes to Financial Statements, December 31, 1997                 45-50
Financial Highlights                                              12

 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                   Moody's Investors Services, Inc. (Moody's)

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                       Standard & Poor's Corporation (S&P)

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.

                          Fitch Investors Service, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. Condensed Financial Information (Financial Highlights table) is included in Part A of the Registration Statement.

     Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated by reference in Part B of the Registration Statement.

(b)  Exhibits

     (1)(a)Articles of Amendment and Restatement of T. Rowe Price
             International Funds, Inc., dated February 16, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (1)(b)
             Articles Supplementary of T. Rowe Price International Funds, Inc., dated March 4, 1991

     (1)(c)
             Articles of Amendment of T. Rowe Price International Funds, Inc., dated May 1, 1991

     (1)(d)
             Articles Supplementary of T. Rowe Price International Funds, Inc., dated October 18, 1991

     (1)(e)
             Articles Supplementary of T. Rowe Price International Funds, Inc., dated May 4, 1992 (electronically filed with Amendment No. 44 dated December 22, 1994)

     (1)(f)
             Articles Supplementary of T. Rowe Price International Funds, Inc., dated November 4, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

     (1)(g)
             Articles Supplementary of T. Rowe Price International Funds, Inc. dated February 18, 1994 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (1)(h)
             Articles Supplementary of T. Rowe Price International Funds, Inc. dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

     (1)(i)
             Articles Supplementary of T. Rowe Price International Funds, Inc. deleting T. Rowe Price Short-Term Global Income Fund dated March 31, 1997

     (2)
             By-Laws of Registrant, as amended to May 1, 1991 and September 30, 1993 (electronically filed with Amendment No. 41 dated December 16,
             1993)

     (3)     Inapplicable

     (4)(a)
             Specimen Stock Certificate for International Bond Fund (filed with Amendment No. 10)

     (4)(b)
             Specimen Stock Certificate for International Stock Fund (filed with Amendment No. 10)

     (4)(c)
             Specimen Stock Certificate for International Discovery Fund (filed with Amendment No. 14)

     (4)(d)
             Specimen Stock Certificate for European Stock Fund (filed with Amendment No. 18)

     (4)(e)
             Specimen Stock Certificate for New Asia Fund (filed with Amendment No. 21)

     (4)(f)
             Specimen Stock Certificate for Global Government Bond Fund (filed with Amendment No. 24)

     (4)(g)
             T. Rowe Price Japan Fund. See Article FIFTH, Capital Stock, Paragraphs (A)-(E) of the Articles of Amendment and Restatement electronically filed with Amendment No. 19, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.06 of the Bylaws (filed with Amendment No. 19)

     (5)(a)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(b)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(c)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(d)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(e)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(f)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Government Bond Fund, dated November 7, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(g)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (5)(h)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

     (5)(i)
             Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

     (6)Underwriting Agreement between Registrant and T. Rowe Price
             Investment Services, Inc., dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

     (7)     Inapplicable

     (8)      Custody Agreements


     (8)(a)
             Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998

     (8)(b)
             Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995,
             November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997,
             and October 29, 1997

     (9)      Other Agreements


     (9)(a)
             Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1998, as amended January 21, 1998


     (9)(b)
             Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998


     (9)(c)
             Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1998, as amended January 21, 1998

     (10)     Opinion of Counsel

     (11)     Consent of Independent Accountants

     (12)    Inapplicable

     (13)    Inapplicable

     (14)    Inapplicable

     (15)    Inapplicable

     (16)
             Incorporated by reference from Post-Effective Amendment No. 42 and Amendment No. 19 of the T. Rowe Price New Income Fund, Inc. (SEC File Nos. 2-48848/ 811-2396, CIK No. 80249) electronically filed and dated April 25, 1994

     (17)     Financial Data Schedule

     (18)    Inapplicable

     (19)     Other Exhibits

              (a)Power of Attorney

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of April 1, 1998, there were 6,218 shareholders in the T. Rowe Price Emerging Markets Bond Fund, 3,077 shareholders in the T. Rowe Price Global Bond Fund, and 25,640 shareholders in the T. Rowe Price International Bond Fund.


ITEM 27. INDEMNIFICATION


     The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund and fifty other investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc.,
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc.,
T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. The Registrant and the fifty investment companies listed above, with the exception of Institutional International Funds, Inc., and Institutional Equity Funds, Inc., will be collectively referred to as the Price Funds.

The investment manager for Institutional Equity Funds, Inc., and the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

     SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

     Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

     Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

     (a)
             there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

     (b)in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)
             the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a)      the Indemnitee provides a security for his undertaking; or

     (b)
             the Corporation shall be insured against losses arising by reason of any lawful advances; or

     (c)
             there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i)
             a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

     Section 10.02 of the Registrant's By-Laws provides as follows:

     SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER


M. David Testa, who is Chairman of the Board of the Manager, is also a Vice-Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price.


George J. Collins is a Director of the Manager and is also a Director of T. Rowe Price.

D. William J. Garrett, a Director of the Manager, is Group Chief Executive of Robert Fleming Holdings Ltd., ("Robert Fleming Holdings"), a parent of the Manager which is a United Kingdom holding company duly organized and existing under the laws of the United Kingdom, a Director of Robert Fleming Management Services Ltd. and Robert Fleming & Co. Ltd. Mr. Garrett also serves as Director and/or officer of other companies related to or affiliated with the above-listed companies.


P. John Manser, a Director of the Manager, is Chairman of Robert Fleming Holdings Ltd., a Director of Jardine Fleming Group Ltd., Robert Fleming Management Services Ltd., Fleming Investment Management Ltd., Fleming Private Asset Management Ltd., Capital Shopping Centres PLC, and Shaftsbury PLC. Mr. Manser also serves as Director and/or officer of other companies related to or affiliated with the above-listed companies.


George A. Murnaghan, an Executive Vice President of the Manager, is a Managing Director of T. Rowe Price.


James S. Riepe, who is a Director of the Manager, is also a Vice-Chairman of the Board, Director, and Managing Director of T. Rowe Price, and a Director of Rhone-Poulenc Rorer, Inc.


George A. Roche, who is a Director and Vice President of the Manager, is also Chairman of the Board, President, a Director, and Managing Director of T. Rowe Price.


Henry C. T. Strutt, a Director of the Manager, is Chairman, Managing Director and General Manager of Jardine Fleming Ltd. and Director of Robert Fleming Holdings Ltd.

Martin G. Wade, President and a Director of the Manager, is a Director of Robert Fleming Holdings Ltd. and Robert Fleming Asset Management.


Alvin M. Younger, Jr., who is Secretary and Treasurer of the Manager, is also the Chief Financial Officer, Managing Director, Secretary, and Treasurer of T. Rowe Price.


With the exception of Christopher D. Alderson, Peter B. Askew, Mark C. J. Bickford-Smith, Ann B. Cranmer, Frances Dydasco, Mark J. T. Edwards, Carol A. Eve, John R. Ford, Ian MacDonald, Christopher Rothery, Robert Revel-Chion, James
B. M. Seddon, Benedict R. F. Thomas, Christine To, David J. L. Warren, and Martin G. Wade, all officers of the Manager are officers and/or employees of Price Associates and may also be officers and/or directors of one or more subsidiaries of Price Associates and/or one or more of the registered investment companies for which Price Associates or the Manager serves as investment adviser. Ms. Cranmer is a Director of Fleming Investment Management Limited.


RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. The Manager is the general partner of this partnership, and certain institutional investors, including advisory clients of the Manager, are its limited partners.

See also "Management of Fund," in the Registrant's Statement of Additional Information.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a)The principal underwriter for the Registrant is Investment
             Services. Investment Services acts as the principal underwriter for eighty-six mutual funds. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

     (b)
             The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


                                                                   POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
NAME                                                               UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Vice President
                                                                   and Director
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Joseph C. Bonasorte                                                Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Meredith C. Callanan                                               Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Victoria C. Collins                                                Vice President                  None
Christopher W. Dyer                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Andrea G. Griffin                                                  Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Eric G. Knauss                                                     Vice President                  None
Sharon R. Krieger                                                  Vice President                  None
Keith W. Lewis                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Maurice A. Minerbi                                                 Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Kathleen M. O'Brien                                                Vice President                  None
David Oestricher                                                   Vice President                  None
Pamela D. Preston                                                  Vice President                  None
Lucy B. Robins                                                     Vice President                  None
John R. Rockwell                                                   Vice President                  None
Christopher S. Ross                                                Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
William F. Wendler II                                              Vice President                  None
Jane F. White                                                      Vice President                  None
Thomas R. Woolley                                                  Vice President                  None
Alvin M. Younger, Jr.                                              Secretary and Treasurer         None
Mark S. Finn                                                       Controller & Vice President     None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L.Berkenkemper                                           Assistant Vice President        None
Robin C. B. Binkley                                                Assistant Vice President        None
Patricia S. Butcher                                                Assistant Vice President        Assistant
                                                                                                   Secretary
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Edward F. Giltenan                                                 Assistant Vice President        None
Janelyn A. Healey                                                  Assistant Vice President        None
Sandra J. Kiefler                                                  Assistant Vice President        None
Valerie King-Calloway                                              Assistant Vice President        None
Steven A. Larson                                                   Assistant Vice President        None
Jeanette M. LeBlanc                                                Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
Danielle N. Nicholson                                              Assistant Vice President        None
Barbara A. O'Connor                                                Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Carin C. Quinn                                                     Assistant Vice President        None
David A. Roscum                                                    Assistant Vice President        None
Arthur J. Silber                                                   Assistant Vice President        None
Jerome Tuccille                                                    Assistant Vice President        None
Linda C. Wright                                                    Assistant Vice President        None
Nolan L. North                                                     Assistant Treasurer             None
Barbara A. Van Horn                                                Assistant Secretary             None

     (c)Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by T. Rowe Price International Funds, Inc. under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by T. Rowe Price International Funds, Inc. at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for T. Rowe Price International Funds, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

     Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 31. MANAGEMENT SERVICES

     Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

ITEM 32. UNDERTAKINGS

     (a)
             Each series of the Registrant agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this April 28, 1998.

                          T. Rowe Price International Funds, Inc.

                          /s/M. David Testa
                    By:   M. David Testa
                          Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                  Title                  Date
---------                  -----                  ----

/s/M. David Testa         Chairman of the Board   April 28, 1998
M. David Testa          (Chief Executive Officer)

/s/Carmen F. Deyesu       Treasurer               April 28, 1998
Carmen F. Deyesu          (Chief Financial Officer)

/s/Martin G. Wade         President and           April 28, 1998
Martin G. Wade            Director

*                         Director                April 28, 1998
Anthony W. Deering

*                         Director                April 28, 1998
Donald W. Dick, Jr.

*                         Director                April 28, 1998
Paul M. Wythes

/s/Henry H. Hopkins       Attorney-In-Fact        April 28, 1998
Henry H. Hopkins